TEMPLETON RUSSIA FUND

[PICTURE OF  DR. MOBIUS]
J. MARK MOBIUS, PH.D.
President
Templeton Russia
Fund, Inc.

Dr. Mobius has been living overseas since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of the business practices and customs that are unique to emerging markets. Together with his team of Templeton analysts, Dr. Mobius currently oversees more than $12 billion in emerging markets investments for the Templeton Group of Funds.


YOUR FUND'S OBJECTIVE:

The Templeton Russia Fund seeks long-term capital appreciation through equity investments in "Russia companies."


MARCH 31, 1997


Dear Shareholder:

We are pleased to bring you the second annual report for the Templeton Russia Fund, which covers the year ended March 31, 1997. Although Russia's economy contracted during the first three quarters of this reporting period, it grew slightly in early 1997. Inflation and interest rates fell sharply, causing the yield on Russian Treasury bills to plummet from over 200% per year in June 1996, to approximately 30% in March 1997. The re-election of President Boris Yeltsin, and the economy's stabilization, increased foreign interest in Russian equities, and competition between international investors for the limited supply of available shares drove the Russian equity market higher. New investors were also attracted by Russia's inclusion in emerging market stock indices such as the Morgan Stanley Capital International - Russia index. Within this environment, the Fund posted a remarkable one-year total return of 147.08% in market-price terms, as shown in the Performance Summary on page 6. Based on the change in actual net asset value, the one-year total return was 181.92%. Lipper Analytical Services ranked the Fund number one out of 20 closed-end European Region funds in total return based on the change in net asset value during the one-year period ended March 31, 1997.(1)


TEMPLETON RUSSIA FUND
Portfolio Breakdown on 3/31/97
Based on Total Net Assets

[PIE CHART]

Utilities-Electrical & Gas                  37.7%
Energy Sources                              19.2%
Telecommunications                           6.4%
Merchandising                                4.3%
Building Materials & Components              4.3%
Metals & Mining                              2.8%
Other Stocks                                 5.6%
Short-Term Obligations & Other Net Assets   19.7%

Following Yeltsin's re-election, the government focused on passing laws designed to make the stock market more efficient. Existing statutes were amended in order to protect shareholder rights, and the Federal Securities Commission (FSC) attempted to ensure the independence of stock registrars. If effective, this could reduce the possibility a stock buyer now faces that an issuing company's registrar might refuse to recognize a transaction. The FSC also has announced plans to establish a central equity depository to speed up the settlement process, which now can take several weeks.

As you can see in the charts on page 3, we took advantage of Russia's positive economic and political environment by decreasing our cash position and increasing our exposure to equities. Several


1. LIPPER ANALYTICAL SERVICES IS A NATIONALLY RECOGNIZED MUTUAL FUND RESEARCH ORGANIZATION.

stocks in the Fund's portfolio performed extraordinarily well. Shares of Unified Energy System, a diversified utility company, rose nearly 538%, and those of electric utility companies Irkutskenergo and Mosenergo appreciated about 470% and 451%, respectively, during the period.


TEMPLETON RUSSIA FUND
Short-Term Obligations & Other Net Assets
Based on Total Net Assets

                                  [BAR GRAPH]

3/31/96                                        42.2%
3/31/97                                        19.7%


TEMPLETON RUSSIA FUND
Equity Investments
Based on Total Net Assets

                                  [BAR GRAPH]

3/31/96                                        57.8%
3/31/97                                        80.3%

Until recently, conditions in Russia made it difficult to calculate the value of Russian companies, and we believe these businesses were considerably undervalued by international investors. However, now that valuations there have risen, if there are further gains next year, these may be more moderate. Also, these stocks are prominent in global indices, making them targets for investors wishing to "index" their international portfolios. Share prices of other companies did not show such growth, and we must stress that returns of this magnitude should not be expected in future years.

In our opinion, the Russian economy has the potential for continued growth at a modest pace throughout 1997. If industrial production and revenues from commodity exports rise, growth could accelerate in 1998. However, this would require improved corporate management and acceleration of the government's reform program. New laws favoring the rights of minority shareholders have yet to be implemented, and, in Russia, the need exists for a more equitable distribution of the tax burden and improved tax collection methods.

TEMPLETON RUSSIA FUND

Top 10 Holdings on 3/31/97
As a Percentage of Total Net Assets

  COMPANY,                             % OF TOTAL
  INDUSTRY                             NET ASSETS
-------------------------------------------------
Unified Energy System
Utilities - Electrical & Gas              13.9%

Irkutskenergo
Utilities - Electrical & Gas              12.1%

Mosenergo
Utilities - Electrical & Gas              11.2%

Purneftegaz
Energy Sources                             5.0%

Alfa Cement Holding
Building Materials & Components            4.3%

Lukoil Holdings
Energy Sources                             4.1%

GUM Trade House
Merchandising                              3.6%

Komineft
Energy Sources                             3.4%

Tomskneft
Energy Sources                             3.2%

Rostelekom
Telecommunications                         3.1%


FOR A COMPLETE LIST OF PORTFOLIO HOLDINGS, PLEASE SEE PAGE 12 OF THIS REPORT.

Despite the necessity for these changes, we remain optimistic about long-term prospects for Russia's economy and stock market.

This discussion reflects the strategies we employed for the Fund during the fiscal year under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings, may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing the securities we purchase or sell for the Fund.

Of course, investing in any emerging market, including Russia, means tolerating a certain amount of volatility and, in some cases, severe market corrections. Such highly speculative investing involves special risk considerations not typically associated with investing in U. S. securities markets. These risks include, but are not limited to, political, economic, legal and social uncertainties (for example, regional conflicts and risk of war), market and currency exchange rate volatility, delays in settling portfolio transactions, risk of loss arising from Russia's underdeveloped system of share transfer, registration, and custody, and the pervasiveness of corruption and crime in the Russian economic system.

We thank you for your continued support and interest in the Fund.

--------------------------------------------------------------------------------

CELEBRATING 50 YEARS

This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe.

In addition, we want to stress that all securities markets move both up and down. Mixed in with the good years can be some bad years. Accordingly, mutual fund share prices also move up and down. Every investor should expect such fluctuations, which can be wide. When markets are going down, as well as up, we encourage investors to maintain a long-term perspective. We thank you for your past support and look forward to serving your investment needs in the years ahead.

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

In market-price terms, the Templeton Russia Fund produced a total return of 147.08% for the one year ended March 31, 1997. Based on the change in actual net asset value (in contrast to market price), the Fund delivered a total return of 181.92% for the same period. Both total return figures assume reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan.

During the reporting period, shareholders received distributions of 9.0 cents ($0.09) per share in dividend income, and 67.0 cents ($0.67) per share in capital gains, of which 44.5 cents ($0.445) represented long-term gains, and
22.5 cents ($0.225) represented short-term gains. The Fund's closing price on the New York Stock Exchange increased $19.00, from $13.625 on March 31, 1996 to $32.625 on March 31, 1997, while the Fund's net asset value increased $19.58, from $11.30 to $30.88. We believe it is important to maintain a long-term investment perspective, and encourage shareholders to view their investments in a similar manner. Past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

TEMPLETON RUSSIA FUND


CUMULATIVE TOTAL RETURNS
PERIODS ENDED 3/31/97

                                                       Since
                                                     Inception
                                       One-Year      (6/15/95)
Cumulative Total Return(1)

 Based on change in
 net asset value                        181.92%       127.03%

 Based on change in
 market price                           147.08%       125.51%

Average Annual Total Return(2)

 Based on change in
 net asset value                        181.92%        57.92%

 Based on change in
 market price                           147.08%        57.33%


1. CUMULATIVE TOTAL RETURNS REPRESENT THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS INDICATED.

2. AVERAGE ANNUAL TOTAL RETURNS REPRESENT THE AVERAGE ANNUAL CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS INDICATED.

ALL CALCULATIONS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS EITHER AT NET ASSET VALUE OR AT MARKET PRICE ON THE REINVESTMENT DATE, IN ACCORDANCE WITH THE DIVIDEND REINVESTMENT PLAN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCIES AND THE POLITICAL, SOCIAL AND ECONOMIC CLIMATES OF COUNTRIES WHERE INVESTMENTS ARE MADE. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THE RELATIVELY SMALL SIZE AND LESSER LIQUIDITY OF THESE MARKETS. RUSSIAN SECURITIES INVOLVE ADDITIONAL SIGNIFICANT RISKS, INCLUDING POLITICAL AND SOCIAL UNCERTAINTY (FOR EXAMPLE, REGIONAL CONFLICTS AND RISK OF WAR), CURRENCY EXCHANGE RATE VOLATILITY, PERVASIVENESS OF CORRUPTION AND CRIME IN THE RUSSIAN ECONOMIC SYSTEM, DELAYS IN SETTLING PORTFOLIO TRANSACTIONS AND RISK OF LOSS ARISING OUT OF RUSSIA'S SYSTEM OF SHARE REGISTRATION AND CUSTODY. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.



THE INVESTMENT MANAGER AGREED TO REDUCE ITS FEE BY ONE-HALF DURING THE FISCAL QUARTER FOLLOWING THE FISCAL PERIOD ENDED SEPTEMBER 30, 1995 AND ANY OF THE SUCCEEDING EIGHT FULL QUARTERS IN WHICH THE AVERAGE CLOSING PRICE OF THE FUND'S SHARES ON THE NEW YORK STOCK EXCHANGE WAS LESS THAN THE $15.00 INITIAL OFFERING PRICE. THIS FEE REDUCTION WAS IN EFFECT FOR THE PERIOD FROM OCTOBER 1, 1995 THROUGH JUNE 30, 1996. WITHOUT THESE REDUCTIONS, THE FUND'S TOTAL RETURN WOULD HAVE BEEN LOWER.

THE FOLLOWING LETTER WAS
WRITTEN BY DR. MOBIUS AFTER A RECENT TRIP TO VLADIVOSTOK.


It is difficult to imagine just how big Russia is. If you fly eastward from Moscow, it takes nine hours to reach Vladivostok. Located on Russia's Pacific coast, the city is home to many ports, shipyards, and fishing companies.

When I arrived, it seemed as though the plane that brought me from Moscow was a "time machine" taking me back two years. In 1995, when we opened our first office in Russia, I had to explain to company managers what a stock market is, how to raise funds by issuing securities, and what information investors need. Now, I had to go through the same process again. However, the region has benefited from proximity to several rapidly growing Asian economies. As we drove through the city, I noticed a number of construction sites covered with logos of developers from South Korea and other Asian countries.

The first day in Vladivostok, the weather was wonderful, but the next day a snow storm paralyzed the city. Ice covered the roads, immobilizing vehicles; companies suspended their operations; and we had to postpone meetings planned for that day. The following morning, we visited an air transportation company that had a small fleet of old planes desperately in need of repair or replacement. Its business had fallen 40% during the preceding year. We were greeted by the managing director, who immediately asked us: "Is the destruction of the Russian economy by you capitalists on schedule?" His question was a good example of the suspicion with which many managers still regard the motives of foreign investors. Unaffected by our discussion of the merits of foreign investment, he refused to give us any details about the financial situation of the company, and eventually stood up, signaling an abrupt end to the meeting.

The next company we visited was completely different. Three years ago it had been struggling to keep up with orders, but was now working at only 10% of capacity. A producer of radio and TV components, it has established ties with U.S., South Korean and European firms. Although these alliances have not produced much business, the managing director was hoping to conclude a contract with South Korea that might increase production 50%. I believe his eagerness to work with foreign companies should pay off in the long term, and the company may be one to watch in a few years' time.

Despite the challenges they face, many Russian companies have the ability to prosper. What differentiates those that do from those that do not, may be the inclination of managers to embrace foreign investment. In my opinion, more and more Russian companies will realize this, which should provide an increasing number of investment opportunities for the Fund in the future.*

Sincerely,


/s/ J. Mark Mobius
J. Mark Mobius, Ph.D.
President
Templeton Russia Fund, Inc.


* THIS LETTER REFLECTS THE STRATEGIES EMPLOYED FOR THE FUND DURING THE PAST FISCAL YEAR AND INCLUDES OUR OPINIONS AS OF THE CLOSE OF THE PERIOD. SINCE ECONOMIC AND MARKET CONDITIONS ARE CONSTANTLY CHANGING, OUR STRATEGIES, AND OUR EVALUATIONS, CONCLUSIONS AND DECISIONS REGARDING PORTFOLIO HOLDINGS MAY CHANGE AS NEW CIRCUMSTANCES ARISE.

Many investors have asked us about the activities of Sir John Templeton, since his retirement from the funds. We asked Professor Robert Herrmann to update us on Sir John's current activities and his comments follow.

THE NEW CAREER OF
SIR JOHN TEMPLETON

[PHOTO OF SIR JOHN TEMPLETON]


BY PROFESSOR
ROBERT HERRMANN

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently, he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in Templeton funds, managed by many of the investment professionals he selected and trained. For sentimental reasons, he allows his name to be associated with the funds, although he knows no more about their management and holdings than any other investor.

Sir John Templeton established the Templeton Foundation in 1987, to foster the acquisition of spiritual information through scientific research. Working with scientists, theologians and others, he strives toward a new science that uses empirical and statistical scientific methods to discover and test spiritual knowledge. A crucial ingredient in his research is what Sir John calls "humility theology," an attitude of humility toward the Creator, combined with receptiveness to the theological significance of current scientific discoveries.

Universal spiritual laws, or "laws of life," are among the areas of investigation. In his recent book, Worldwide Laws of Life, Sir John compiles 200 laws and proverbs from nearly all religions, and deeply embedded in human history. For example, the Golden Rule taught by Jesus in the Sermon on the Mount, states "Do unto others as you would have others do unto you," and is affirmed by all major religions as an acceptable, universal law of life. Other books which Sir John has authored or co-authored during the past few years include: The Humble Approach, Is God the Only Reality, Evidence of Purpose, Who's Who in Theology and Science and The God Who Would Be Known.

With an annual budget of more than $30 million, the Templeton Foundation sponsors 60 programs focusing on spiritual progress and the benefits of freedom.

Sir John's first sizable investment in the programs was the Templeton Prize for Progress in Religion. A panel of nine judges gives the annual award which now exceeds $1.2 million to individuals who have shown extraordinary originality in furthering the world's understanding of God or spirituality.

Recipients of the prize include Professor Paul Davies, author of The Mind of God; the Right Honorable Lord Jacobovits, former Chief Rabbi of Great Britain and The Commonwealth; the Reverend Dr. Billy Graham, world-renowned preacher and presidential inauguration speaker; Mr. Nikkyo Nimano, founder of the World Conference on Religion and Peace; and Sir Sarepalli Radhakrishnan, former President of India, and Oxford professor of Eastern Religions and Ethics.

To encourage young people's and their parents' appreciation of spiritual laws of life, Sir John established an essay contest for teenagers in his home county of Franklin, Tennessee. Students submit essays about the spiritual life principles they plan to follow, and prizes are offered semiannually. In 1996, more than 800 youth participated. Twenty-six similar programs have been launched in various locations, with the support of generous local donors.

The Foundation also sponsors a worldwide program that awards college-level faculty who teach courses integrating science and religion. During the program's first two years, more than 200 courses were created. The Foundation maintains an extensive program of research and education on the health benefits of spirituality, including prizes for medical schools providing courses on spirituality in medicine. Lastly, the Foundation publishes a newsletter with over 2,000 subscribers. Free subscriptions are available to Templeton shareholders by writing to the Foundation.

To contact Sir John Templeton or receive the free newsletter subscription, please write to:

The John Templeton Foundation
2 Radnor Corporate Center #320
100 Matsonford Road
Radnor, PA 19087

TEMPLETON RUSSIA FUND, INC.
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                                                                                        JUNE 15, 1995
                                                                                                        (COMMENCEMENT
                                                                                    YEAR ENDED        OF OPERATIONS) TO
                                                                                  MARCH 31, 1997       MARCH 31, 1996
                                                                                ------------------    ----------------
Net asset value, beginning of period                                                 $  11.30             $   14.10
                                                                                     --------               -------
Income from investment operations:
   Net investment income (loss)                                                          (.15)                  .15
   Net realized and unrealized gain (loss)                                              20.49                 (2.78)
                                                                                     --------               -------
Total from investment operations                                                        20.34                 (2.63)
                                                                                     --------               -------
Underwriting expenses deducted from capital                                                --                  (.10)
                                                                                     --------               -------
Distributions:
   Dividends from net investment income                                                  (.09)                 (.07)
   Dividends from net realized gains                                                     (.67)                   --
                                                                                     --------               -------
Total distributions                                                                      (.76)                 (.07)
                                                                                     --------               -------
Change in net asset value                                                               19.58                 (2.80)
                                                                                     --------               -------
Net asset value, end of period                                                       $  30.88             $   11.30
                                                                                     ========               =======
TOTAL RETURN*
Based on market value per share                                                       147.08%               (8.73)%
Based on net asset value per share                                                    181.92%              (19.47)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                                      $164,157             $  59,942
Ratio of expenses inclusive of fee waiver, to average net assets                        2.36%                 2.00%**
Ratio of net investment income (loss) to average net assets                            (.72)%                 1.54%**
Portfolio turnover rate                                                                18.86%                  .50%
Average commission rate paid (per share)                                             $ 0.0007                    --

   * NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
  ** ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON RUSSIA FUND, INC.
Investment Portfolio, March 31, 1997

--------------------------------------------------------------------------------

         INDUSTRY                                ISSUE                            COUNTRY       SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: 77.4%
---------------------------------------------------------------------------------------------------------------------
AEROSPACE & MILITARY
TECHNICAL SYSTEMS: 0.1% *   Perm Motor                                              Rus.          690,000   $     36,570
---------------------------------------------------------------------------------------------------------------------
AUTOMOBILES: 1.0%
                        *   Kamaz                                                   Rus.        1,012,720      1,569,716
---------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS &
COMPONENTS: 4.3%        *   Alfa Cement Holding                                     Rus.          370,000      7,030,000
---------------------------------------------------------------------------------------------------------------------
ENERGY SOURCES: 19.2%
                        *   Chernogorneft                                           Rus.          269,000      3,261,625
                        *   Komineft                                                Rus.        1,547,047      5,569,369
                            Lukoil-Holdings                                         Rus.          474,000      6,730,800
                            Orenburgneft                                            Rus.          315,185      1,828,073
                        *   Purneftegaz                                             Rus.        1,640,365      8,152,614
                        *   Rao Gazprom, ADR, 144A                                  Rus.           22,000        367,950
                        *   Samotlorneft                                            Rus.          118,945        267,626
                        *   Tomskneft                                               Rus.          521,895      5,271,140
                                                                                                            ------------
                                                                                                              31,449,197
---------------------------------------------------------------------------------------------------------------------
FOOD & HOUSEHOLD
PRODUCTS: 0.1%          *   Red October                                             Rus.            4,000         96,000
---------------------------------------------------------------------------------------------------------------------
MACHINERY &
ENGINEERING: 0.3%       *   Uralmash                                                Rus.           24,200        459,800
---------------------------------------------------------------------------------------------------------------------
MERCHANDISING: 4.3%
                            GUM Trade House                                         Rus.          212,012      5,830,330
                        *   Tsum Trade House                                        Rus.        1,576,000      1,260,800
                                                                                                            ------------
                                                                                                               7,091,130
---------------------------------------------------------------------------------------------------------------------
METALS & MINING: 2.8%
                            Krasnoyarsk Aluminum Plant                              Rus.          212,548      2,433,675
                        *   Norilsk Nickel                                          Rus.          383,800      2,272,096
                                                                                                            ------------
                                                                                                               4,705,771
---------------------------------------------------------------------------------------------------------------------
MULTI-INDUSTRY: 0.1%
                        *   Novolipetsk Ferrous Metal Factory                       Rus.            2,000         85,000
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS:
6.4%                        Rostelekom                                              Rus.        1,307,500      5,125,400
                        *   Saint Petersburg City Telephone Network                 Rus.        2,947,050      4,715,280
                        *   Tyumen Telecom                                          Rus.            8,000         26,800
                        *   Vimpel-Communications, ADR                              Rus.           24,000        768,000
                                                                                                            ------------
                                                                                                              10,635,480
---------------------------------------------------------------------------------------------------------------------

TEMPLETON RUSSIA FUND, INC.
Investment Portfolio, March 31, 1997 (cont.)

--------------------------------------------------------------------------------

         INDUSTRY                                ISSUE                            COUNTRY       SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------
TRANSPORTATION: 1.1%
                        *   Aeroflot                                             Rus.         5,100        $    459,000
                        *   Murmansk Sea Shipping                                Rus.        13,000             281,125
                        *   Novorossiysk Sea Shipping                            Rus.        30,000               7,050
                            Primorsk Shipping                                    Rus.       492,000           1,168,500
                                                                                                           ------------
                                                                                                              1,915,675
---------------------------------------------------------------------------------------------------------------------
UTILITIES-ELECTRICAL &
GAS: 37.7%                  Irkutskenergo                                        Rus.    77,400,000           19,891,800
                            Lenenergo                                            Rus.     1,094,400              946,656
                            Mosenergo                                            Rus.    14,068,000           18,358,740
                            Unified Energy System                                Rus.   118,891,150           22,791,433
                                                                                                            ------------
                                                                                                              61,988,629
                                                                                                            ------------
TOTAL COMMON STOCKS
(cost $53,388,874)                                                                                           127,062,968
---------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: 2.9%
---------------------------------------------------------------------------------------------------------------------
                        *   Lukoil Holdings, pfd.                                Rus.       175,000            1,916,250
                        *   Norilsk Nickel, pfd.                                 Rus.        20,000               82,000
                        *   Novorosissk Sea Shipping, pfd.                       Rus.     1,381,000              193,340
                        *   Rostelekom, pfd.                                     Rus.       870,000            2,453,400
                        *   Saint Petersburg City Telephone Net, pfd.            Rus.        65,000               78,000
                                                                                                            ------------
TOTAL PREFERRED STOCKS
(cost $883,011)                                                                                                4,722,990
---------------------------------------------------------------------------------------------------------------------
                                                                                             PRINCIPAL IN
                                                                                 CURRENCY  LOCAL CURRENCY**
---------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT:
3.9% (cost $6,474,000)
---------------------------------------------------------------------------------------------------------------------
                            Aubrey G. Lanston & Co., 6.45%, 4/01/97
                              (Maturity Value $3,274,587)
                              U.S. Treasury Note, 6.625%, 7/31/01                   U.S.       3,319,000+      3,274,000
                            Swiss Bank Corp., 6.35%, 4/01/97
                              (Maturity Value $3,200,564)
                              U.S. Treasury Note, 6.625%, 7/31/01                   U.S.       3,264,000+      3,200,000
                                                                                                            ------------
                                                                                                               6,474,000
---------------------------------------------------------------------------------------------------------------------

TEMPLETON RUSSIA FUND, INC.
Investment Portfolio, March 31, 1997 (cont.)

--------------------------------------------------------------------------------

                                                                                             PRINCIPAL IN
         INDUSTRY                                ISSUE                           CURRENCY  LOCAL CURRENCY**    VALUE
---------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 16.8%
---------------------------------------------------------------------------------------------------------------------
                            Deutsche Bank Inc., 5.53%, 4/01/97                     U.S.        1,650,000    $  1,650,000
                            Federal Farm Credit Bank, 5.22% to 5.31%
                              with maturities to 5/09/97                           U.S.        4,500,000       4,476,201
                            Federal Home Loan Bank, 5.22% to 5.31%
                              with maturities to 5/08/97                           U.S.        4,390,000       4,376,797
                            Federal Home Loan Mortgage Corp., 5.16% to 5.38%
                              with maturities to 5/23/97                           U.S.        6,830,000       6,802,802
                            Federal National Mortgage Assn., 5.16% to 6.50%
                              with maturities to 5/07/97                           U.S.        8,300,000       8,275,581
                            United States Treasury Bills, 4.97% to 5.01%
                              with maturities to 4/24/97                           U.S.        2,000,000       1,994,276
                                                                                                            ------------
SHORT TERM OBLIGATIONS
(cost $27,578,734)                                                                                            27,575,657
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 101.0%
  (cost $88,324,619)                                                                                          165,835,615
OTHER ASSETS, LESS
  LIABILITIES: (1.0%)                                                                                         (1,679,024)
                                                                                                            ------------
TOTAL NET ASSETS: 100.0%                                                                                    $164,156,591
                                                                                                            ============

 * NON-INCOME PRODUCING.
** CURRENCY OF COUNTRY INDICATED.
 + PRINCIPAL AMOUNT FOR THE REPURCHASE AGREEMENT IS FOR THE UNDERLYING
COLLATERAL.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON RUSSIA FUND, INC.
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1997

Assets:
   Investments in securities at value
      (identified cost $88,324,619)          $165,835,615
   Cash                                               607
   Receivables:
      Investment securities sold                  125,000
      Dividends and interest                        5,702
   Unamortized organization costs                  69,293
                                             ------------
         Total assets                         166,036,217
                                             ------------
Liabilities:
   Payable for investment securities
      purchased                                 1,192,018
   Accrued expenses                               687,608
                                             ------------
         Total liabilities                      1,879,626
                                             ------------
Net assets, at value                         $164,156,591
                                             ============
Net assets consist of:
   Accumulated net investment loss           $   (823,046)
   Net unrealized appreciation                 77,510,996
   Accumulated net realized gain               12,864,945
   Net capital paid in on shares of
     capital stock                             74,603,696
                                             ------------
Net assets, at value                         $164,156,591
                                             ============
Shares outstanding (Note 3)                     5,315,678
                                             ============
Net asset value per share ($164,156,591
divided by  5,315,678 shares outstanding)    $      30.88
                                             ============

STATEMENT OF OPERATIONS
for the year ended March 31, 1997

Investment Income:
   (net of $50,626 foreign
   taxes withheld)
   Interest                     $ 1,405,312
   Dividends                        430,319
                                -----------
      Total income                            $  1,835,631
Expenses:
   Management fees (Note 4)       1,273,563
   Administrative fees (Note
     4)                             281,172
   Transfer agent fees               14,808
   Custodian fees                   880,082
   Reports to shareholders           27,222
   Audit fees                        55,350
   Legal fees                        50,718
   Registration and filing
     fees                            16,170
   Directors' fees and
     expenses                        12,912
   Amortization of
      organization costs             21,488
   Other                              5,266
                                -----------
      Total expenses                             2,638,751
                                              ------------
         Net investment loss                      (803,120)
Realized and unrealized gain:
   Net realized gain on
      investments                16,421,485
   Net unrealized appreciation
     on investments              92,329,260
                                -----------
      Net realized and
         unrealized gain                       108,750,745
                                              ------------
Net increase in net assets
   resulting from operations                  $107,947,625
                                              ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON RUSSIA FUND, INC.
Financial Statements (cont.)

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                        JUNE 15, 1995
                                                                                                        (COMMENCEMENT
                                                                                    YEAR ENDED        OF OPERATIONS) TO
                                                                                  MARCH 31, 1997       MARCH 31, 1996
                                                                                ------------------    ----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss)                                                 $   (803,120)        $     801,705
      Net realized gain (loss) on investments                                        16,421,485                  (767)
      Net unrealized appreciation (depreciation)                                     92,329,260           (14,818,264)
                                                                                   ------------          ------------
         Net increase (decrease) in net assets resulting from operations            107,947,625           (14,017,326)
   Distributions to shareholders:
      From net investment income                                                       (477,320)             (344,311)
      From net realized gain                                                         (3,555,773)                   --
   Capital share transactions (Note 3)                                                  299,734            74,203,951
                                                                                   ------------          ------------
            Net increase in net assets                                              104,214,266            59,842,314
Net assets:
   Beginning of period                                                               59,942,325               100,011
                                                                                   ------------          ------------
   End of period                                                                   $164,156,591         $  59,942,325
                                                                                   ============          ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON RUSSIA FUND, INC.
Notes to Financial Statements

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Templeton Russia Fund, Inc. (the Fund) is a Maryland corporation and a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940. The Fund seeks to achieve its objectives by investing in equity securities of Russia or Russian related companies. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national or foreign exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by management and approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

C. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

E. UNAMORTIZED ORGANIZATION COSTS:

Organization costs are being amortized on a straight line basis over five years.

F. REPURCHASE AGREEMENTS:

The Fund, through its custodian, receives delivery of the underlying securities, whose market value is required to be at least 102% of the resale price at the time of the purchase. The Fund's investment advisor, TAML, is responsible for determining that the value of these underlying securities remains at least equal to the resale price.

TEMPLETON RUSSIA FUND, INC.
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

G. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. MARKET AND GEOGRAPHIC RISK CONSIDERATIONS

Investing in equity securities of Russian companies includes certain risks not typically associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from Russia's underdeveloped systems of share registration and transfer.

3. TRANSACTIONS IN SHARE OF CAPITAL STOCK

On June 15, 1995, the Fund completed its initial public offering of 4.6 million shares of its common stock. Proceeds paid to the Fund amounted to $64,400,000 after deduction of underwriting commissions and offering expenses of $460,000. On July 7, 1995, the Fund completed a subsequent offering of 690,000 shares of its common stock resulting in additional proceeds of $9,729,000.

At March 31, 1997, there were 100,000,000 shares of capital stock authorized ($.01 par value).

During the year ended March 31, 1997, and for the period ended March 31, 1996, additional shares were issued from reinvested dividends amounting to 13,000 shares ($299,734) and 5,585 shares ($74,951), respectively.

4. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton Asset Management Limited, (TAML) and Franklin Templeton Services, Inc. (FTSI), the Fund's investment manager and administrative manager, respectively.

The Fund pays monthly an investment management fee to TAML equal, on an annual basis, to 1.25% of the average weekly net assets of the Fund. The Fund pays FTSI monthly fees of 0.25% per annum of the Fund's average weekly net assets of which 0.20% is paid to Princeton Administrators, L.P., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, for sub-administrative services. TAML has agreed to reduce its fees by one half during the fiscal quarter following the fiscal period ending September 30, 1995 and any of the succeeding eight full fiscal quarters in which the average closing price of the Fund's shares on the New York Stock Exchange is less than the $15 initial offering price. Such reduction in fees amounted to $122,959 for the year ended March 31, 1997.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received legal fees for the year ended March 31, 1997.

5. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the period ended March 31, 1997 were $16,043,602 and $27,921,481, respectively. The cost of securities for federal income tax purposes is the same as that shown in the Investment Portfolio. Realized gains and losses are reported on an identified cost basis.

TEMPLETON RUSSIA FUND, INC.
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

At March 31, 1997, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income taxes purposes, was as follows:

           Unrealized appreciation                                                               $79,315,077
           Unrealized depreciation                                                                (1,804,081)
                                                                                                 -----------
           Net unrealized appreciation                                                           $77,510,996
                                                                                                 ===========

TEMPLETON RUSSIA FUND, INC.
Independent Auditor's Report

--------------------------------------------------------------------------------

The Board of Directors and Shareholders
Templeton Russia Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Templeton Russia Fund, Inc. as of March 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Russia Fund, Inc. as of March 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                                    /s/ McGladrey & Pullen, LLP

New York, New York
April 25, 1997

TEMPLETON RUSSIA FUND, INC.
Dividend Reinvestment Plan

--------------------------------------------------------------------------------

The Fund offers a Dividend Reinvestment Plan (the "Plan") with the following features: --If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee. --Participants should contact Chase Mellon Securities Trust Company, Dividend Reinvestment Services, P.O. Box 750, Pittsburgh, PA 15230, to receive the Plan brochure. --To receive dividends or distributions in cash, the shareholder must notify Chase Mellon Securities Trust Company ("Mellon") or the institution in whose name the shares are held. Mellon must receive written notice within 10 business days before the record date for the distribution. --Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value and if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange. --The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions. --The participants may withdraw from the Plan without penalty at any time by written notice to Mellon. Upon withdrawal, the participant will receive, without charge, stock certificates issued and in the participant's name for all full shares; or, if the participant's wishes, Mellon will sell the participant's shares and send the proceeds, net of any brokerage commissions. A $5.00 fee is charges by Mellon upon any cash withdrawal or termination. --Whenever shares are purchased on the New York Stock Exchange, each participant will pay a pro rata portion of brokerage commissions. Brokerage commissions will be deducted from amounts to be invested.

TEMPLETON RUSSIA FUND, INC.

--------------------------------------------------------------------------------

TRANSFER AGENT

Chase Mellon Shareholder Services
Securities Transfer Services
450 West 33rd Street, 15th Floor
New York, NY 10001
800-526-0801

SHAREHOLDER INFORMATION

Weekly comparative net asset value and market price information about Templeton Russia Fund, Inc. shares is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers in a table called "Publicly Traded Funds". Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "TempltnTRF". The Fund's New York Stock Exchange trading symbol is TRF.

For current information about the net asset value, call 1-800-292-9293.

If any shareholder is not receiving copies of the Reports to Shareholders because shares are registered in a broker's name or in a custodian's name, he or she can write and request that his or her name be added to the Fund's mailing list, by writing Templeton Russia Fund, Inc., 700 Central Avenue, St. Petersburg, FL 33701.

FRANKLIN TEMPLETON GROUP OF FUNDS

LITERATURE REQUEST - Call 1-800/DIAL BEN (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.


GLOBAL GROWTH
Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Global Infrastructure Fund
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Franklin Templeton German Government Bond Fund
Franklin Templeton Global Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and Income Fund

GLOBAL INCOME
Franklin Global Government Income Fund
Franklin Templeton Hard Currency Fund
Franklin Templeton High Income Currency Fund
Templeton Americas Government Securities Fund

GROWTH
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet Investment Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

FUND ALLOCATOR SERIES:
Franklin Templeton Conservative Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Growth Target Fund

INCOME
Franklin Adjustable Rate Securities Fund
Franklin Adjustable U.S. Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment Grade Income Fund
Franklin Short-Intermediate U.S. Government Securities Fund
Franklin U.S. Government Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FOR NON-U.S. INVESTORS:
Franklin Tax-Advantaged High Yield Securities Fund
Franklin Tax-Advantaged International Bond Fund
Franklin Tax-Advantaged U.S. Government Securities Fund

FOR CORPORATIONS:
Franklin Corporate Qualified Dividend Fund

FRANKLIN FUNDS SEEKING TAX-FREE INCOME
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC FUNDS SEEKING TAX-FREE INCOME
Alabama
Arizona*
Arkansas**
California*
Colorado
Connecticut
Florida*
Georgia
Hawaii**
Indiana
Kentucky
Louisiana
Maryland
Massachusetts***
Michigan*
Minnesota***
Missouri
New Jersey
New York*
North Carolina
Ohio***
Oregon
Pennsylvania
Tennessee**
Texas
Virginia
Washington**

VARIABLE ANNUITIES+
Franklin Valuemark(R)
Franklin Templeton Valuemark Income Plus (an immediate annuity)


*TWO OR MORE FUND OPTIONS AVAILABLE: LONG-TERM PORTFOLIO, INTERMEDIATE-TERM PORTFOLIO, A PORTFOLIO OF INSURED MUNICIPAL SECURITIES, AND/OR A HIGH YIELD PORTFOLIO (CA) AND A MONEY MARKET PORTFOLIO (CA AND NY).
**THE FUND MAY INVEST UP TO 100% OF ITS ASSETS IN BONDS THAT PAY INTEREST SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX.
***PORTFOLIO OF INSURED MUNICIPAL SECURITIES.
+FRANKLIN VALUEMARK AND FRANKLIN TEMPLETON VALUEMARK INCOME PLUS ARE ISSUED BY ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA OR BY ITS WHOLLY OWNED SUBSIDIARY, PREFERRED LIFE INSURANCE COMPANY OF NEW YORK, AND DISTRIBUTED BY NALAC FINANCIAL PLANS, LLC.
FGF 02/97

[WORLD MAP LOGO]
Templeton Russia Fund, Inc.

700 Central Avenue
St. Petersburg,
Florida 33701-3628

Auditors
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

[RECYCLE LOGO]
TLTRF A97 5/97

TEMPLETON
RUSSIA
FUND, INC.


ANNUAL REPORT
MARCH 31, 1997

[FRANKLIN TEMPLETON 50 YEAR LOGO]

[FRANKLIN TEMPLETON LOGO]